                                                        Monthly Operating Report
-----------------------------------
CASE NAME:   Daisytek, Incorporated                     ACCRUAL BASIS
             B.A. Pargh Company
             Virtual Demand, Inc.
-----------------------------------

-----------------------------------
CASE NUMBER: 03-34762-HDH-11                            02/13/95, RWD, 2/96
-----------------------------------

-----------------------------------
JUDGE:       H.D. Hale
-----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                       NORTHERN     DISTRICT OF     TEXAS
                       --------                     -----
                                   6 DIVISION
                                   -

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: May 31, 2003
                                         ------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan                           Interim Chief Financial Officer
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

Eric T. Logan                               June 20, 2003
---------------------------------------     ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE


PREPARER:

/s/ Mark Corjay                             Vice President, Controller
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE

Mark Corjay                                 June 20, 2003
---------------------------------------     ------------------------------------
PRINTED NAME OF PREPARER                                DATE

                                                        Monthly Operating Report

---------------------------------------
CASE NAME:       Daisytek, Incorporated                 ACCRUAL BASIS-1
                     B.A. Pargh Company
                   Virtual Demand, Inc.
---------------------------------------

---------------------------------------
CASE NUMBER:            03-34762-HDH-11                 02/13/95, RWD, 2/96
---------------------------------------

COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULE                  MONTH            MONTH      MONTH
                                                                                          ------------------------------------------
ASSETS                                                                                        May 2003
------------------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                                 $1,296,376                $4,054,267
------------------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH
------------------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                                        $1,296,376                $4,054,267             $0         $0
====================================================================================================================================
4.  ACCOUNTS RECEIVABLE (NET)                                        $17,323,114                $9,878,718
------------------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                        $29,488,615               $27,836,274
------------------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                  $4,385,371                $5,568,105
------------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
          Intercompany accounts receivable,net                        $8,302,227                $8,851,383
------------------------------------------------------------------------------------------------------------------------------------
          Credit card and other receivables                             $221,169                  $142,089
------------------------------------------------------------------------------------------------------------------------------------
          Deferred tax asset                                         $28,497,969               $28,239,610
------------------------------------------------------------------------------------------------------------------------------------
          Taxes receivable                                            $8,317,016                $9,948,656
------------------------------------------------------------------------------------------------------------------------------------
          Prepaid merchandise                                         $6,184,157                  $977,878
------------------------------------------------------------------------------------------------------------------------------------
          Employee payroll/travel advances                               $23,768                   $13,631
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER                                                 $51,546,306               $48,173,247
------------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                                            $104,039,782               $95,510,611             $0         $0
====================================================================================================================================
10. PROPERTY, PLANT & EQUIPMENT                                      $46,587,581               $46,627,279
------------------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                                         $18,626,655               $19,088,891
------------------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                                        $27,960,926               $27,538,388             $0         $0
====================================================================================================================================
13. DUE FROM INSIDERS                                                    $67,289                   $67,289
------------------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF OTHER AMORTIZATIONS
------------------------------------------------------------------------------------------------------------------------------------
          Reserve - due from insiders                                   ($58,689)                 ($58,689)
------------------------------------------------------------------------------------------------------------------------------------
          Deferred acquisition costs                                  $3,196,694                $3,196,694
------------------------------------------------------------------------------------------------------------------------------------
          Software development assets                                   $366,231                        $0
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL OTHER ASSETS - NET OF AMORTIZATION                      $3,504,236                $3,138,005
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                       $0                        $0
------------------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                                    $135,572,233              $126,254,293             $0         $0
====================================================================================================================================
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                                            $1,022,785
------------------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                                                  $47,137
------------------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                                             $802,801
------------------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT
------------------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
          Interest payable                                                                        $299,438
------------------------------------------------------------------------------------------------------------------------------------
          Other accounts payable and prepaid merchandise                                          $900,458
------------------------------------------------------------------------------------------------------------------------------------
          Acrued expenses                                                                       $1,552,867
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL OTHER                                                                             $2,752,763
------------------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                                                 $4,625,486             $0         $0
====================================================================================================================================
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                     $58,116,360               $55,715,579
------------------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                                       $631,989                    $2,014
------------------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                                   $57,946,614               $57,863,808
------------------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
           Other accounts payable and prepaid merchandise             $3,320,348               ($3,227,329)
------------------------------------------------------------------------------------------------------------------------------------
           Interest payable                                           $1,733,255                $1,733,255
------------------------------------------------------------------------------------------------------------------------------------
           Accrued expenses                                           $6,553,875                $4,784,273
------------------------------------------------------------------------------------------------------------------------------------
           Capital lease liability                                    $9,163,598                $9,163,598
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                                      $20,771,076               $12,453,797
------------------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                                   $137,466,039              $126,035,198             $0         $0
====================================================================================================================================
29. TOTAL LIABILITIES                                               $137,466,039              $130,660,684             $0         $0
====================================================================================================================================
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                       ($1,893,806)              ($1,893,806)
------------------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE                                                                    ($3,581,423)
    PROFIT OR (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                                                        $1,068,838
------------------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                                     ($1,893,806)              ($4,406,391)            $0         $0
====================================================================================================================================
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                                  $135,572,233              $126,254,293             $0         $0
====================================================================================================================================

                                                        Monthly Operating Report

---------------------------------------
CASE NAME:       Daisytek, Incorporated                 ACCRUAL BASIS-2
                     B.A. Pargh Company
                   Virtual Demand, Inc.
---------------------------------------

---------------------------------------
CASE NUMBER:            03-34762-HDH-11                 02/13/95, RWD, 2/96
---------------------------------------

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------
                                                                       MONTH          MONTH            MONTH
                                                                  -----------------------------------------------  QUARTER
REVENUES                                                          5/7/03-5/31/03                                    TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                                      $391,202
----------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                                           $143,807
----------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                                         $247,395            $0                 $0         $0
----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL
----------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR
----------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD
----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                                            $311,739            $0                 $0         $0
============================================================================================================================
8.  GROSS PROFIT                                                        ($64,344)           $0                 $0         $0
----------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION                                      $102,369
----------------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                                   $2,507
----------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                                            $830,139
----------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                                        $721,600
----------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                                          $1,656,615            $0                 $0         $0
============================================================================================================================
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                                 ($1,720,959)           $0                 $0         $0
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)
----------------------------------------------------------------------------------------------------------------------------
          Intercompany management fees from subsidiaries                $101,216
----------------------------------------------------------------------------------------------------------------------------
           TOTAL NON-OPERATING INCOME                                   $101,216
----------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)
----------------------------------------------------------------------------------------------------------------------------
          Banking fees and other                                         $58,878
----------------------------------------------------------------------------------------------------------------------------
          Termination of interest rate swap                           $1,644,886
----------------------------------------------------------------------------------------------------------------------------
          Write-off of software development costs                       $366,231
----------------------------------------------------------------------------------------------------------------------------
          Intercompany management fee to Daisytek International         $245,022
----------------------------------------------------------------------------------------------------------------------------
    TOTAL NON-OPERATING EXPENSE                                       $2,315,017
----------------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                                    $299,438
----------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                                            $204,853
----------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                                        $259,028
----------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                                       $2,977,120            $0                 $0         $0
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES (FROM SCHEDULE)                                   $802,801
----------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                                     $9,000
----------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                                       $811,801            $0                 $0         $0
============================================================================================================================
27  INCOME TAX                                                       ($1,928,457)
----------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                                ($3,581,423)           $0                 $0         $0
============================================================================================================================

                                                        Monthly Operating Report

---------------------------------------
CASE NAME:       Daisytek, Incorporated                 ACCRUAL BASIS-3
                     B.A. Pargh Company
                   Virtual Demand, Inc.
---------------------------------------

---------------------------------------
CASE NUMBER:            03-34762-HDH-11                 02/13/95, RWD, 2/96
---------------------------------------

                                                             MONTH           MONTH            MONTH
CASH RECEIPTS AND                                        ---------------------------------------------    QUARTER
DISBURSEMENTS                                            5/7/03-5/31/03                                    TOTAL
-------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                $1,296,376     $4,054,267      $4,054,267
-------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------
2.  CASH SALES
-------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------
3.  PREPETITION
-------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                             $7,419,904
-------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                                 $7,419,904             $0              $0           $0
-------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------
8.  Intercompany transfers                                    ($538,473)
-------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                              ($538,473)            $0              $0           $0
===================================================================================================================
10. TOTAL RECEIPTS                                           $6,881,431             $0              $0           $0
===================================================================================================================
11. TOTAL CASH AVAILABLE                                     $8,177,807      4,054,267      $4,054,267           $0
-------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                                $528,761
-------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                         $144,275
-------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                               $20,107
-------------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                                  $350,329
-------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                                  $202,838
-------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                   $37,905
-------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                       $6,637
-------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT
-------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                       $189
-------------------------------------------------------------------------------------------------------------------
24. ADVERTISING
-------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
    Paydown line of credit                                   $2,832,500
-------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                            $4,123,540             $0              $0           $0
-------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                                    $0             $0              $0           $0
===================================================================================================================
31. TOTAL DISBURSEMENTS                                      $4,123,540             $0              $0           $0
===================================================================================================================
32. NET CASH  FLOW                                           $2,757,891             $0              $0           $0
===================================================================================================================
33. CASH - END OF MONTH                                      $4,054,267     $4,054,267      $4,054,267           $0
===================================================================================================================

                                                        Monthly Operating Report

---------------------------------------
CASE NAME:       Daisytek, Incorporated                 ACCRUAL BASIS-4
                     B.A. Pargh Company
                   Virtual Demand, Inc.
---------------------------------------

---------------------------------------
CASE NUMBER:            03-34762-HDH-11                 02/13/95, RWD, 2/96
---------------------------------------

                                                        MONTH      MONTH   MONTH
                                        SCHEDULE     ---------------------------
ACCOUNTS RECEIVABLE AGING                AMOUNT       May 2003
--------------------------------------------------------------------------------
1.   0-30                              $16,882,250    $6,628,374
--------------------------------------------------------------------------------
2.   31-60                              $1,733,157    $3,542,225
--------------------------------------------------------------------------------
3.   61-90                                $474,006    $1,208,271
--------------------------------------------------------------------------------
4.   91+                                $2,734,808    $3,001,269
================================================================================
5.   TOTAL ACCOUNTS RECEIVABLE         $21,824,221   $14,380,139              $0
--------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE    $4,501,107    $4,501,421
================================================================================
7.   ACCOUNTS RECEIVABLE (NET)         $17,323,114    $9,878,718      $0      $0
================================================================================


AGING OF POSTPETITION TAXES AND PAYABLES                                          MONTH: _________________
----------------------------------------------------------------------------------------------------------
                                          0-30              31-60       61-90         91+
TAXES PAYABLE                             DAYS              DAYS        DAYS          DAYS       TOTAL
----------------------------------------------------------------------------------------------------------
1.  FEDERAL                              $39,816             $0          $0            $0          $39,816
----------------------------------------------------------------------------------------------------------
2.  STATE                                   $949             $0          $0            $0             $949
----------------------------------------------------------------------------------------------------------
3.  LOCAL                                 $6,372             $0          $0            $0           $6,372
----------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                       $0             $0          $0            $0               $0
==========================================================================================================
5.  TOTAL TAXES PAYABLE                  $47,137             $0          $0            $0          $47,137
==========================================================================================================

==========================================================================================================
6. ACCOUNTS PAYABLE                   $1,022,785                                                $1,022,785
==========================================================================================================

STATUS OF POSTPETITION TAXES                                                     MONTH:  May 2003
                                                                                       -------------------
----------------------------------------------------------------------------------------------------------
                                      BEGINNING          AMOUNT                                 ENDING
                                         TAX          WITHHELD AND/             AMOUNT           TAX
FEDERAL                               LIABILITY*      OR ACCRUED                 PAID          LIABILITY
----------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                             $0            $96,211               $74,622          $21,589
----------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                           $0            $43,013               $33,903           $9,110
----------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                           $0            $43,013               $33,903           $9,110
----------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                              $0                $65                   $58               $7
----------------------------------------------------------------------------------------------------------
5.  INCOME                                    $0                 $0                    $0               $0
----------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                       $0                 $0                    $0               $0
==========================================================================================================
7.  TOTAL FEDERAL TAXES                       $0           $182,302              $142,486          $39,816
==========================================================================================================
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                               $0             $1,852                $1,032             $820
----------------------------------------------------------------------------------------------------------
9.  SALES                                     $0                 $0                    $0               $0
----------------------------------------------------------------------------------------------------------
10. EXCISE                                    $0                 $0                    $0               $0
----------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                              $0               $886                  $757             $129
----------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                             $0                 $0                    $0               $0
----------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                         $0             $6,372                    $0           $6,372
----------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                       $0                 $0                    $0               $0
==========================================================================================================
15. TOTAL STATE & LOCAL                       $0             $9,110                $1,789           $7,321
==========================================================================================================
16. TOTAL TAXES                               $0           $191,412              $144,275          $47,137
==========================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report

----------------------------------------------
CASE NAME:              Daisytek, Incorporated          ACCRUAL BASIS-5
                            B.A. Pargh Company
                          Virtual Demand, Inc.
----------------------------------------------

----------------------------------------------
CASE NUMBER:                   03-34762-HDH-11          02/13/95, RWD, 2/96
----------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                  MONTH: May 2003
                                                         ----------------

BANK RECONCILIATIONS
                       Account #1      Account #2      Account #3      Account #4       Account #5      Account #6
----------------------------------------------------------------------------------------------------------------------------------
A. BANK:             See Below - A  Guaranty          Chase         Bank of America    Bank One      Bank of America
---------------------------------------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:   See Below - A     380-1466909     88006320428     3752175743       629438797       3752175772       TOTAL
---------------------------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):   See Below - A  Payroll/Benefits  Flex Plan     Petty Cash-Bksfld  Disbursement  Depository
==================================================================================================================================
1. BALANCE PER
   BANK STATEMENT       $4,633,701          $419,794        $8,616             $4,814                                   $5,066,925
----------------------------------------------------------------------------------------------------------------------------------
2. ADD: TOTAL
   DEPOSITS NOT
   CREDITED                $82,583                                                                            $1,191       $83,774
----------------------------------------------------------------------------------------------------------------------------------
3. SUBTRACT:
   OUTSTANDING
   CHECKS                 $890,474          $243,566        $4,784                                                      $1,138,823
----------------------------------------------------------------------------------------------------------------------------------
4. OTHER
   RECONCILING
   ITEMS                 ($312,592)         $154,272                                       $137,059          $62,840       $41,579
----------------------------------------------------------------------------------------------------------------------------------
5. MONTH END
   BALANCE PER
   BOOKS                $3,513,218          $330,500        $3,832             $4,814      $137,059          $64,031    $4,053,455
----------------------------------------------------------------------------------------------------------------------------------
6. NUMBER OF
   LAST CHECK
   WRITTEN                  208045  See Below-B               1562
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
BANK, ACCOUNT            DATE OF        TYPE OF         PURCHASE                                                        CURRENT
NAME & NUMBER           PURCHASE       INSTRUMENT        PRICE                                                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                           $0                                                              $0
----------------------------------------------------------------------------------------------------------------------------------

CASH
----------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                          $812
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                           $4,054,267
----------------------------------------------------------------------------------------------------------------------------------

Note A:

Daisytek performs a consolidated bank reconciliation. The following is the listing of bank accounts included in this reconciliation:

     Bank              Account #      Purpose              Balance per Bank
     Bank of America   3752175714     Master Funding                 837,280
     Bank of America   3752190663     Prof Fee Segr Acct             834,000
     Bank of America   3752175808     Master Collections           1,224,112
     Bank One          10-91081       Accts Payable                1,298,719
     Bank One          633680996      Disbursement                   411,654
     Bank One          11-28503       Master Collections               7,311
     Chase             88-05174651    Operating                       19,771
     Frost Nat'l Bank  966003966      Emp Benefits                       410
     Bank One          1571581485     Master Depository                  442
                                                                         ---
                                                                   4,633,701

Note B: Account #2 - Item 6 - Last Check Written:
Payroll Manual Checks - Last Check# is 3946
Payroll Computer Checks - last Check# is 102960

                                                        Monthly Operating Report

--------------------------------------------------
CASE NAME:             Daisytek, Incorporated           ACCRUAL BASIS-6
                       B.A. Pargh Company
                       Virtual Demand, Inc.
--------------------------------------------------

--------------------------------------------------
CASE  NUMBER:          03-34762-HDH-11                 02/13/95, RWD, 2/96
--------------------------------------------------
                                                       MONTH:        May 2003
                                                                     -----------
--------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------
                                    INSIDERS
----------------------------------------------------------------------------------
                                 TYPE OF                AMOUNT          TOTAL PAID
NAME                             PAYMENT                 PAID            TO DATE
----------------------------------------------------------------------------------
1. Dale Booth                     Salary                 $37,692           $37,692
----------------------------------------------------------------------------------
2. Ralph Doherty                  Salary                 $14,584           $14,584
----------------------------------------------------------------------------------
3. Jack Kearney                   Salary                 $20,923           $20,923
----------------------------------------------------------------------------------
4. Eric Logan                     Salary                 $14,585           $14,585
----------------------------------------------------------------------------------
5. Peter Wharf                    Salary                 $14,585           $14,585
----------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                          $102,369          $102,369
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------
                               DATE OF COURT                                                              TOTAL
                             ORDER AUTHORIZING          AMOUNT            AMOUNT        TOTAL PAID       INCURRED
         NAME                     PAYMENT              APPROVED            PAID          TO DATE         & UNPAID*
-------------------------------------------------------------------------------------------------------------------
1. Vinson & Elkins                  n/a                       $0                $0             $0          $377,801
-------------------------------------------------------------------------------------------------------------------
2. FTI                              n/a                       $0                $0             $0          $175,000
-------------------------------------------------------------------------------------------------------------------
3. Rochelle Elrod Hutcheson         n/a                   n/a                   $0             $0          $125,000
-------------------------------------------------------------------------------------------------------------------
4. Deloitte & Touche                n/a                   n/a                   $0             $0          $125,000
-------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                           $0                $0             $0          $802,801
-------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

================================================================================
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
================================================================================

                                                      SCHEDULED           AMOUNTS
                                                       MONTHLY             PAID         TOTAL
                                                      PAYMENTS            DURING        UNPAID
               NAME OF CREDITOR                          DUE               MONTH     POSTPETITION
-------------------------------------------------------------------------------------------------
1. L&B Depp Enterprises II                                84,463                 0         84,463
2. Tejon Dermody Industrial                               92,756            92,756              0
3. New York Life Southpark                               120,588           120,588              0
4. Selkirk Ventures                                      128,938           128,938              0
5. Proterra Properties                                     8,047             8,047              0
6. MRE, Inc                                                  185                 0            185
7. Bank One Texas Leasing Corp                               897                 0            897
8. Raymond Leasing (Sch 82369)                             3,281                 0          3,281
9. Raymond Leasing (Sch 823610)                              997                 0            997

10. Raymond Leasing (Sch 823611)                              235             0                  235
11. Raymond Leasing (Sch 823613)                            1,938             0                1,938
12. Raymond Leasing (Sch 82614)                             3,759             0                3,759
13. American Business Machines Co                              99             0                   99
14. Canon Financial Services                                  364             0                  364
15. GATX  Schedule #10                                      7,568             0                7,568
16. GATX Schedule #1                                        6,214             0                6,214
17. IOS Capital Inc                                           668             0                  668
18. IOS Capital Inc                                         8,579             0                8,579
19. IOS Capital Inc                                           525             0                  525
20. Deutsche Financial Services Corporation                 6,516             0                6,516
21. Wells Fargo Equipment Finance                          14,165             0               14,165
22 GE Public Finance, Inc Schedule 1                       22,656             0               22,656
23 GE Public Finance, Inc Schedule 2                       15,304             0               15,304
24 GE Public Finance, Inc Schedule 3                        9,551             0                9,551
25. CitiCorp Del--Lease Inc                                   364             0                  364
26. General Electric Capital Corporation Sch 2              6,767             0                6,767
27. General Electric Capital Corporation Sch 3            109,952             0              109,952
28. General Electric Capital Corporation Sch 4             13,774             0               13,774
29. General Electric Capital Corporation Sch 5             24,685             0               24,685
30. General Electric Capital Corporation Sch 6             47,091             0               47,091
31. General Electric Capital Corporation Sch 7              9,710             0                9,710
32. General Electric Capital Corporation Sch 8             16,505             0               16,505
33. General Electric Capital Corporation Sch 9              7,868             0                7,868
34. General Electric Capital Corporation Sch 10            10,270             0               10,270
35. General Electric Capital Corporation Sch 11             4,995             0                4,995
36. Fleet Capital Corporation Schedule 34049-001           18,093             0               18,093
37. Fleet Capital Corporation Schedule 34049-00902          1,037             0                1,037
38. Fleet Capital Corporation Schedule 32585-002           13,544             0               13,544
39. Fleet Capital Corporation Schedule 32585-003           19,936             0               19,936
40. Fleet Capital Corporation Schedule 32585-004            1,431             0                1,431
41. IBM Credit Corporation Schedule 001                     1,264             0                1,264
42. IBM Credit Corporation Schedule 002                     1,264             0                1,264
43. IBM Credit Corporation Schedule 003                     1,264             0                1,264
44. IBM Credit Corporation Schedule 004                     1,264             0                1,264
45. IBM Credit Corporation Schedule 005                       221             0                  221
46. IBM Credit Corporation Schedule 006                       221             0                  221
47. IBM Credit Corporation Schedule 007                       775             0                  775
48. IBM Credit Corporation Schedule 008                       908             0                  908
49. IBM Credit Corporation Schedule 009                     3,073             0                3,073
50. IBM Credit Corporation Schedule 010                       475             0                  475
51. IBM Credit Corporation Schedule 011                       810             0                  810
52. IBM Credit Corporation Schedule 012                     1,334             0                1,334
53. IBM Credit Corporation Schedule 013                     3,528             0                3,528
54. IBM Credit Corporation Schedule 014                     4,922             0                4,922
55. IBM Credit Corporation Schedule 015                    10,266             0               10,266
56. IBM Credit Corporation Schedule 016                     1,765             0                1,765
57. IBM Credit Corporation Schedule 017                     2,839             0                2,839
58. IBM Credit Corporation Schedule 018                     4,193             0                4,193
59. IBM Credit Corporation Schedule 019                    22,426             0               22,426
60. IBM Credit Corporation Schedule 020                    37,838             0               37,838
61. IBM Credit Corporation Schedule 021                     9,350             0                9,350
62. IBM Credit Corporation Schedule 022                     1,169             0                1,169
    TOTAL                                              955,480.64    350,328.77           605,151.87
====================================================================================================




    Note: The rent payments made in May were for the June 1, 2003 to June 30, 2003 timeframe.

    The May stub period rents were paid in June 2003.

                                                        Monthly Operating Report

----------------------------------------
CASE  NAME:       Daisytek, Incorporated                ACCRUAL  BASIS-7
                  B.A. Pargh Company
                  Virtual Demand, Inc.
----------------------------------------

----------------------------------------
CASE  NUMBER:     03-34762-HDH-11                       02/13/95, RWD, 2/96
----------------------------------------

                                                         MONTH:      May 2003
                                                                     -----------

QUESTIONNAIRE
================================================================================
                                                                YES          NO
                                                               -----       -----
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?        X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                      X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                           X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
================================================================================

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
See attachments for Questions 1, 4 and 11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE
================================================================================
                                                                YES          NO
                                                               -----       -----
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
================================================================================

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================================================================
                                                                INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                                            PAYMENT AMOUNT
            POLICY                                 CARRIER                            PERIOD COVERED            & FREQUENCY
--------------------------------------------------------------------------------------------------------------------------------
Property                             Royal Indemnity Company                          5/1/03 - 5/1/04     $   409,804     annual
--------------------------------------------------------------------------------------------------------------------------------
General Liability                    St. Paul Fire & Marine Insurance Company         5/1/03 - 5/1/04     $    75,084     annual
--------------------------------------------------------------------------------------------------------------------------------
Business Auto                        St. Paul Fire & Marine Insurance Company         5/1/03 - 5/1/04     $    57,345     annual
--------------------------------------------------------------------------------------------------------------------------------
Workers' Compensation                St. Paul Fire & Marine Insurance Company         5/1/03 - 5/1/04     $   297,172     annual
--------------------------------------------------------------------------------------------------------------------------------
Cargo                                Indemnity Insurance Company of North America     5/1/03 - 5/1/04     $   108,500     annual
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability (primary layer)   St. Paul Fire & Marine Insurance Company         5/1/03 - 5/1/04     $    50,974     annual
--------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability (excess layer)    Federal Insurance Co.                            5/1/03 - 5/1/04     $    30,300     annual
--------------------------------------------------------------------------------------------------------------------------------
Fiduciary Liability                  Federal Insurance Co.                            4/1/03 - 4/1/04     $     9,000     annual
--------------------------------------------------------------------------------------------------------------------------------
Primary Directors & Officers         National Union Fire Insurance Company            4/1/03 - 4/1/04     $ 1,100,000     annual
--------------------------------------------------------------------------------------------------------------------------------
Excess D&O (1st layer)               XL Specialty Insurance Co.                       4/1/03 - 4/1/04     $ 1,250,000     annual
--------------------------------------------------------------------------------------------------------------------------------
Extended Reporting Period
Purchased Excess D&O (1st layer)     St. Paul Mercury Insurance Company               4/1/03 - 4/1/04     $   354,375     annual
--------------------------------------------------------------------------------------------------------------------------------
Extended Reporting Period
Purchased Excess D&O (2nd layer)     Twin City Fire Insurance Company                 4/1/03 - 4/1/04     $   187,500     annual
--------------------------------------------------------------------------------------------------------------------------------
Crime                                Gulf Insurance Company                           4/1/03 - 4/1/04     $    27,250     annual
================================================================================================================================

----------------------------------------
CASE NAME:        Daisytek, Incorporated
                  B.A. Pargh Company
                  Virtual Demand, Inc.
----------------------------------------

----------------------------------------
CASE  NUMBER:            03-34762-HDH-11
----------------------------------------

MOR #7 QUESTION # 1
ASSETS SOLD OR TRANSFERRED OUT OF THE NORMAL COURSE OF BUSINESS

         Customer                                        Transaction Type              Extd Cost            Extd Price
MEM-MEM TO ARLINGTON IND (CHI)                          Intercompany Sale             177,827.65            185,828.57
MEM-MEM TO ARLINGTON IND (CHI)                          Intercompany Sale              34,954.20             31,929.74
MEM-MEM TO ARLINGTON IND (CHI)                          Intercompany Sale               9,989.92              9,687.11
MEM-MEM TO ARLINGTON IND (CHI)                          Intercompany Sale              24,725.54             24,797.88
DZTK MEI-MDF (POST CH 11)                               Intercompany Sale             136,105.23            131,082.49
DAISYTEK CANADA                                         Intercompany Sale                 445.50                454.50
                                                                                      384,048.04            383,780.29

CASE NO. 03-34762-HDH-11

INTERIM ORDER PURSUANT TO SECTIONS 105,363(b) AND 363(f) OF
THE BANKRUPTCY CODE AUTHORIZING AND APPROVING
PROCEDURES AND SALE OF CERTAIN INVENTORY

------------------------------------------------------
CASE  NAME:                     Daisytek, Incorporated
                                B.A. Pargh Company
                                Virtual Demand, Inc.
------------------------------------------------------

------------------------------------------------------
CASE  NUMBER:                   03-34762-HDH-11
------------------------------------------------------

MOR 7, QUESTION 4 SUPPORT

--------------------------------------------------------------------------------
Sum of AMT$
--------------------------------------------------------------------------------
CO       VENDOR#        VENDOR NAME                                    Total
001      10004603       A T & T                                        ($285.59)
         -----------------------------------------------------------------------
         10027127       A T & T                                         ($16.30)
         -----------------------------------------------------------------------
         22610862       ADP "TTC"                                    ($1,219.85)
         -----------------------------------------------------------------------
         13634192       ANDERSON DARREN                              ($1,625.35)
         -----------------------------------------------------------------------
         12763531       AT&T                                        ($67,866.16)
         -----------------------------------------------------------------------
         13391274       AT&T                                           ($992.29)
         -----------------------------------------------------------------------
         28037913       AT&T WIRELESS AURORA                         ($5,776.62)
         -----------------------------------------------------------------------
         13447856       BAUMGARTEN JOHN                                ($137.97)
         -----------------------------------------------------------------------
         28067397       BECKER MELODY                                  ($200.02)
         -----------------------------------------------------------------------
         12648349       BELLSOUTH  TTC                               ($3,327.98)
         -----------------------------------------------------------------------
         24831491       BOOTH, DALE                                    ($253.80)
         -----------------------------------------------------------------------
         12741586       BRACELAND, ROBERT                              ($168.24)
         -----------------------------------------------------------------------
         28029374       CAPPER, BRUCE                                   ($33.42)
         -----------------------------------------------------------------------
         28010518       CHEPENIK, MARK                                 ($205.22)
         -----------------------------------------------------------------------
         28054545       CINGULAR WIRELESS                            ($2,158.09)
         -----------------------------------------------------------------------
         28050683       CITY OF RICHARDSON                             ($551.38)
         -----------------------------------------------------------------------
         13475048       CONNECTICUT GENERAL LIFE                    ($19,228.41)
         -----------------------------------------------------------------------
         28002850       CRIMMINS RICHARD                                ($95.16)
         -----------------------------------------------------------------------
         28005815       DAMON SR, NICK J.                               ($70.08)
         -----------------------------------------------------------------------
         24681525       DOHERTY, RALPH                                 ($292.33)
         -----------------------------------------------------------------------
         28028048       FITZGERALD PATRICK                              ($80.15)
         -----------------------------------------------------------------------
         28115352       FITZPATRICK, JERRY                             ($224.62)
         -----------------------------------------------------------------------
         22710695       GUIDRY, JARED                                  ($254.23)
         -----------------------------------------------------------------------
         22597784       KEARNEY JOHN D.                                ($620.18)
         -----------------------------------------------------------------------
         24777447       L&B DEPP ENTERPRISES II, INC                ($10,257.07)
         -----------------------------------------------------------------------
         28126289       LASER ONE                                      ($646.61)
         -----------------------------------------------------------------------
         28077982       LOGAN, ERIC                                     ($68.49)
         -----------------------------------------------------------------------
         28124451       MCDANIEL, NATALIE                               ($75.00)
         -----------------------------------------------------------------------
         12634019       MEMPHIS LIGHT, GAS AND WATER                ($24,302.71)
         -----------------------------------------------------------------------
         24677374       MITCHELL, RALPH                                ($245.68)
         -----------------------------------------------------------------------
         16328844       MORGAN GLENDA                                   ($11.50)
         -----------------------------------------------------------------------
         28052072       NIAGARA MOHAWK                              ($23,391.08)
         -----------------------------------------------------------------------
         28047361       NIAGRA MOHAWK                               ($17,185.93)
         -----------------------------------------------------------------------
         28082669       O'CONNOR, JACKIE                               ($157.79)
         -----------------------------------------------------------------------
         28055311       PACIFIC GAS & ELECTRIC CO                    ($7,833.24)
         -----------------------------------------------------------------------
         10003117       POWELL JIM                                     ($148.40)
         -----------------------------------------------------------------------
         12663864       PRINCIPAL LIFE INSURANCE CO                 ($18,676.32)
         -----------------------------------------------------------------------
         28043344       SALHANY, MIKE                                   ($36.21)
         -----------------------------------------------------------------------
         24772873       SOUTHWESTERN BELL TELEPHONE                    ($688.73)
         -----------------------------------------------------------------------
         24772881       SOUTHWESTERN BELL TELEPHONE                  ($6,063.39)
         -----------------------------------------------------------------------
         13491881       STATE COMPTROLLER                           ($16,915.81)
         -----------------------------------------------------------------------
         28073674       TAYLOR GRADY                                 ($2,489.64)
         -----------------------------------------------------------------------
         12788368       TENNESSEE DEPT OF REVENUE                    ($1,191.00)
         -----------------------------------------------------------------------
         21738602       TXU ELECTRIC "TDA"                           ($1,054.70)
         -----------------------------------------------------------------------
         22661301       TXU GAS "TDA"                                  ($291.86)
         -----------------------------------------------------------------------
         12796827       U.S. DEPT OF LABOR                           ($2,000.00)
         -----------------------------------------------------------------------
         24802534       VERIZON WIRELESS DALLAS                        ($268.18)
         -----------------------------------------------------------------------
         28032354       WALPOLE, MARK                                  ($298.47)
         -----------------------------------------------------------------------
         24689050       WEINER, LEE                                    ($156.80)
         -----------------------------------------------------------------------
         12261030       WHARF, PETER                                   ($214.11)
         -----------------------------------------------------------------------
         28019918       ZDEBLICK GORDON                              ($2,546.39)
--------------------------------------------------------------------------------
Grand Total                                                        ($242,898.55)
--------------------------------------------------------------------------------

----------------------------------------
CASE  NAME:       Daisytek, Incorporated
                  B.A. Pargh Company
                  Virtual Demand, Inc.
----------------------------------------

----------------------------------------
CASE  NUMBER:     03-34762-HDH-11
----------------------------------------

MOR 7, QUESTION 11 SUPPORT

Jurisdiction           Amount      Date Paid    Entity     Tax Type              Description
------------           ------      ---------    ------     --------              -----------

Daisytek, Inc. and B.A. Pargh
-----------------------------
TX                    15,000.00    05/09/2003   Daisytek   Franchise Tax    2003 (based on 2002 income)
US Dept of Labor       2,000.00    05/27/2003   Daisytek   Form 5500        2001 Benefit Plan Return
TX                     1,000.00    05/09/2003   BA Pargh   Franchise Tax    2003 (based on 2002 income)
TN                       933.00    05/14/2003   BA Pargh   Sales Tax        Prior Period Catch-up
TX                       518.48    05/19/2003   Daisytek   Sales Tax        April 2003 Return
TX                       397.33    05/19/2003   BA Pargh   Sales Tax        April 2003 Return
TN                       258.00    05/19/2003   BA Pargh   Sales Tax        April 2003 Return
                      ---------
                      20,106.81
                      =========

        Payee Name                        Address              City        State        Zip
        ----------                        -------              ----        -----        ---


Comptroller of Public Accounts                                Austin        TX       78774-0100
Comptroller of Public Accounts                                Austin        TX       78774-0100
Tennessee Department of Revenue     500 Deaderick Street      Nashville     TN       37242
Comptroller of Public Accounts                                Austin        TX       78774-0100
Comptroller of Public Accounts                                Austin        TX       78774-0100
Tennessee Department of Revenue     500 Deaderick Street      Nashville     TN       37242